EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the Quarterly Report of Diversified Product Inspections, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Van Zyll, Chairman of the Board, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   August 14, 2006              By: /s/ John Van Zyll
                                          --------------------------------------
                                          John Van Zyll
                                          Chief Executive Officer, Chairman of
                                          the Board and Chief Financial Officer